Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com OK TO WORK DESIGN Booz Allen Hamilton Internal ri t ll ilt I . Q1 FY26 EARNINGS CALL PRESENTATION JULY 25, 2025

2Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com PARTICIPANTS EARNINGS CALL PARTICIPANTS HORACIO ROZANSKI Chairman, Chief Executive Officer & President MATT CALDERONE Executive Vice President, Chief Financial Officer KRISTINE MARTIN ANDERSON Executive Vice President, Chief Operating Officer DUSTIN DARENSBOURG Head of Investor Relations

3Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Disclaimer DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward- looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Booz Allen’s fiscal year ends on March 31 and unless otherwise noted, references to fiscal year, fiscal or FY are for fiscal years ended March 31. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Net Leverage Ratio, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income and Adjusted Diluted EPS, net cash used in operating activities to Free Cash Flow, and net debt to Net Leverage Ratio, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.   With respect to our expectations under “Financial Outlook", reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue, and Adjusted Effective Tax Rate to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted Effective Tax Rate, during the course of fiscal 2026. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2026, of Adjusted EBITDA guidance through fiscal 2026, and of Adjusted Effective Tax Rate guidance through fiscal 2026 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

4Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com KEY TAKEAWAYS “From AI and cyber, to space and supporting our warfighters, Booz Allen is building and delivering technology at the center of America's key missions." — Horacio Rozanski Chairman & Chief Executive Officer Q1 played out as expected Navigating dynamic environment and positioned for growth Engaging with administration leadership and aligned with their priorities Accelerating our VoLT strategy to drive transformation and capture opportunities Focusing on our strategic priorities and strengthening position in tech ecosystem

Booz Allen

↗ KEY FINANCIAL RESULTS

Q1 Summary Financial Results

- *Q1 results in-line with internal expectations*
- *Solid revenue growth excl. billable expenses of ~2.3%*
- *Strong performance across Defense and Intel markets; Civil restructuring actions largely completed*
- *1.42x quarterly book-to-bill, 1.31x LTM book-to-bill[(1)]*
- *Backlog up 11% YoY to $38B[(1)], a Q1 record*
- *Strong free cash flow generation*


Revenue
$2,942
(0.6)%
$2,924
Q1 FY25
Q1 FY26
Adjusted EBITDA
+3.0%
$302
$311
+30 bps
10.3%
10.6%
Q1 FY25
Q1 FY26
Adjusted Diluted EPS
+7.2%
$1.38
$1.48
Q1 FY25
Q1 FY26
Free Cash Flow
+380.0%
$20
$96
Q1 FY25
Q1 FY26

Operating with Discipline Through a Dynamic Environment

(1) Amounts reflect the retrospective application of the Company's change in policy during the fourth quarter of fiscal 2025 as disclosed in the Company's Form 10-K for the fiscal year ended March 31, 2025.

Copyright © Booz Allen Hamilton Inc. 2025
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5

Booz Allen

CAPITAL DEPLOYMENT

Committed to a Balanced Capital Allocation Strategy

Quarterly Dividends

Board approved quarterly dividend of $0.55/ share

Track Record of Growth
Earnings growth driving strong, sustained dividend growth since 2013

25 - 35%
Historical Dividend Payout Ratio

Strategic Capital

Continued Investment in Tech Ecosystem

Corsha CONDUCTORAI

$9M deployed across strategic investments in the first quarter

Upsized Commitment to Booz Allen Ventures to $300M(2)

Booz Allen Ventures

Share Repurchases

Deployed $154M in share repurchases in the first quarter

Remain Opportunistic
Based on changing economic conditions and market performance

1.1%
Outstanding shares repurchased since beginning of fiscal year

Capital Deployment Optionality Supported by Strong Balance Sheet with 2.5x Net Leverage(1)

Copyright © Booz Allen Hamilton Inc. 2025

(1) Reconciliation of Net Leverage can be found in the Appendix, on slide 14.
(2) Announced on 7/21/25

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7Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Revenue $12.0 - $12.5B FINANCIAL OUTLOOK Updated FY 2026 Guidance (YoY Growth of 0 - 4.0%) Adjusted EBITDA $1,315 - $1,370M Adjusted Diluted EPS $6.20 - $6.55 Free Cash Flow $900 - $1,000M Assumptions • Adjusted Effective Tax Rate: 23 - 25% • Average Diluted Share Count: 123M - 125M • Capital Expenditures: $110M • $200M cash tax benefit relative to initial guidance due to new S174 rules under passage of the One Big Beautiful Bill Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Information." (Margin of ~11%) (+$200M vs Prior Guidance)

8Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted APPENDIX

9Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com FIRST QUARTER (1) Revenue $2.9 billion (0.6)% Revenue, Excluding Billable Expenses $2.0 billion +2.3% Net Income $271 million +64.2% Adjusted EBITDA (2) $311 million +3.0% Adjusted EBITDA Margin on Revenue (2) 10.6% +30 bps Adjusted Net Income $184 million +2.2% Diluted EPS $2.16 +70.1% Adjusted Diluted EPS $1.48 +7.2% Net Cash Provided by Operating Activities $119 million +128.8% Booz Allen Hamilton Restricted Q1 2026 Results KEY FINANCIAL RESULTS (1) Comparisons are to prior fiscal year period. (2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue can be found on Slide 11. Net income margin was 9.3% for the three months ended June 30, 2025.

10Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information DISCLAIMER • “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs such as subcontractor expenses, travel expenses, and other non-labor expenses incurred to perform on contracts. Billable expenses generally have lower margin and thus are less indicative of our profit generation capacity. • "EBITDA” represents net income before income taxes, interest expense, net and other income (expense), net, and depreciation and amortization. • “Adjusted EBITDA” represents net income before income tax expense, interest expense, net and other income (expense), net and depreciation and amortization and before certain other items, including the change in provision for claimed costs for historical rate years, other corporate expenses, financing transaction costs, DC tax assessment adjustment, and insurance recoveries. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Booz Allen prepares Adjusted EBITDA and Adjusted EBITDA Margin on Revenue to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Net Income” represents net income before: (i) other corporate expenses, (ii) acquisition amortization, and (iii) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2025. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. • "Adjusted Effective Tax Rate" represents income tax expense (benefit) excluding the income tax effects of adjustments to net income, divided by adjusted earnings before income tax expense • "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

11Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION   Three Months Ended June 30, (In millions, except share and per share data) 2025 2024 Revenue, Excluding Billable Expenses Revenue $ 2,924 $ 2,942 Less: Billable expenses 881 945 Revenue, Excluding Billable Expenses $ 2,043 $ 1,997 EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue Net income $ 271 $ 165 Income tax (benefit) expense (55) 49 Interest expense, net and other income (expense), net 41 41 Depreciation and amortization 40 41 EBITDA $ 297 $ 296 Other corporate expenses (a) 14 6 Adjusted EBITDA $ 311 $ 302 Net income margin 9.3% 5.6 % Adjusted EBITDA Margin on Revenue 10.6% 10.3 % Due to the fiscal 2025 change in rounding presentation to millions, comparative period presentation within this presentation has been adjusted accordingly.

12Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION   Three Months Ended June 30, (In millions, except share and per share data) 2025 2024 Adjusted Net Income Net income $ 271 $ 165 Other corporate expenses (a) 14 6 Acquisition amortization (b) 12 13 Amortization or write-off of debt issuance costs and debt discount — 1 Adjustments for tax effect (c) (113) (5) Adjusted Net Income $ 184 $ 180 Adjusted Diluted Earnings per Share Weighted-average number of diluted shares outstanding 124,475,670 129,917,263 Diluted earnings per share $ 2.16 $ 1.27 Adjusted Net Income Per Diluted Share $ 1.48 $ 1.38 Free Cash flow Net cash provided by operating activities $ 119 $ 52 Less: Purchases of property, equipment and software (23) (32) Free Cash Flow $ 96 $ 20

13Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information DISCLAIMER (a) In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from a cost management initiative and restructure of the Civil business. See Note 13, “Supplemental Condensed Consolidated Financial Information,” to the condensed consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation (“PGSC”). (b) Amortization expense associated with acquired intangibles from acquisitions. (c) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The tax effect also includes the one-time benefit stemming from the favorable agreement reached with the IRS, resulting in $86 million in release of tax reserves and $20 million (net of tax effect) for the accrual of interest income on the income tax receivable. See Note 9, "Income Taxes," to the condensed consolidated financial statements for further information.

14Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION (a) Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarters of fiscal 2025 and 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 19, “Commitments and Contingencies,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2025 for further information. (b) Reflects insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 19, “Commitments and Contingencies,”to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2025 for further information. (c) In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from a cost management initiative and restructure of the Civil business. See Note 13, “Supplemental Condensed Consolidated Financial Information,” to the condensed consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation (“PGSC”). (d) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months. Three Months Ended (In thousands, except share and per share data) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Net income $ 271 $ 193 $ 187 $ 390 Income tax (benefit) expense (55) 49 61 123 Interest expense, net and other income (expense), net 41 32 43 36 Depreciation and amortization 40 42 40 42 EBITDA $ 297 $ 316 $ 331 $ 591 Change in provision for claimed costs (a) — — — (113) Insurance recoveries (b) — — — (115) Other corporate expenses (c) 14 — 1 1 Adjusted EBITDA $ 311 $ 316 $ 332 $ 364 Last 12 months Adjusted EBITDA $ 1,323 Total Debt $ 3,979 Less: Cash 711 Net Debt $ 3,268 Net Leverage Ratio (d) 2.5

Booz Allen

↗ FINANCIAL INFORMATION

Non-GAAP Financial Information (Unaudited)

(In thousands, except share and per share data)	Three Months Ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income	$ 165	$ 128	$ 146	$ 171
Income tax expense	49	91	62	55
Interest expense, net and other income (expense), net	41	45	40	41
Depreciation and amortization	41	40	41	41
EBITDA	$ 296	$ 304	$ 289	$ 308
Change in provision for claimed costs (a)	—	—	—	(18)
Other corporate expenses (b)	6	2	2	—
DC tax assessment adjustment (c)	—	(20)	—	—
Financing transaction costs (d)	—	—	—	1
Adjusted EBITDA	$ 302	$ 286	$ 291	$ 291
Last 12 months Adjusted EBITDA	$ 1,170			
Total Debt	$ 3,403			
Less: Cash	298			
Net Debt	$ 3,105			
Net Leverage Ratio (e)	2.7			

(a)Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarters of fiscal 2025 and 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 19, "Commitments and Contingencies," to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2025 for further information.

(b)In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from a cost management initiative and restructure of the Civil business. See Note 13, "Supplemental Condensed Consolidated Financial Information," to the condensed consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation ("PGSC").

(c) Reflects the impact (specifically the revenue from recoverable expenses) of the Company's unfavorable ruling from the District of Columbia Court of Appeals related to contested tax assessments from the District of Columbia Office of Tax and Revenue ("DC OTR"). See Note 13, "Income Taxes," to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for further information.

(d) Reflects expenses associated with debt financing activities incurred during the second quarter of fiscal 2024.

(e) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

Copyright © Booz Allen Hamilton Inc. 2025

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16Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Financial Results – Key Drivers FINANCIAL INFORMATION First Quarter Fiscal 2026 – Below is a summary of the key factors driving results for the fiscal 2026 first quarter ended June 30, 2025 as compared to the prior year period: • Revenue decreased 0.6% to $2.9 billion, primarily driven by lower billable expenses. • EBITDA increased to $297 million from $296 million. These changes were primarily due to ongoing cost management efforts, partially offset by the decrease in gross revenue. • Net income increased to $271 million from $165 million, primarily driven by a favorable agreement the Company reached with the Internal Revenue Service in the first quarter on prior years strategic tax planning initiatives, resulting in a one-time income tax benefit of $106 million. • Diluted EPS increased to $2.16 from $1.27, driven by the same factors benefiting Net Income growth, in addition to a reduction in share count. • Net cash provided by operating activities was $119 million for the quarter ended June 30, 2025, as compared to $52 million in the prior year. The change in operating cash was primarily driven by strong collection performance, as well as lower disbursements for compensation.